PHOENIX-ZWEIG TRUST


                       PHOENIX-ZWEIG FOREIGN EQUITY FUND

    Supplement dated March 22, 2001 to the Prospectus dated December 15, 2000

        The Board of Trustees of The Phoenix-Zweig Trust has voted to direct the mandatory redemption of all shares of all classes of the Phoenix-Zweig Foreign Equity Fund. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining this Fund. The Phoenix-Zweig Foreign Equity Fund is therefore closed to new investors.

        On or about April 27, 2001, this Fund will be closed to all investor deposits and will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix-Zweig Foreign Equity Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on April 27, 2001.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.


PXP 1106/FE (3/01)